Exhibit 10.61
NINTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
          This NINTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of this 9th day of June, 2005 among WILSONS LEATHER HOLDINGS INC., a Minnesota corporation (“Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Lender, Term Lender, Swing Line Lender and as Agent (“Agent”), the Credit Parties signatory hereto and the Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).
RECITALS
          WHEREAS, Borrower, certain Credit Parties, Agent and Lenders have entered into that certain Fourth Amended and Restated Credit Agreement dated as of April 23, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and
          WHEREAS, Borrower, the Credit Parties signatories to the Credit Agreement, the Requisite Lenders and Agent wish to amend certain provisions of the Credit Agreement, as more fully set forth herein.
          NOW THEREFORE, in consideration of the mutual covenants herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1 Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend and restate clause (a) of Schedule I to Credit Agreement to read in its entirety as follows:
     “(a) Maximum Capital Expenditures. The Credit Parties on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

Maximum Capital
Period	Expenditures per Period
Fiscal Year ending in January 2004	$10,000,000

Fiscal Year ending in January 2005	$6,000,000

Fiscal Year ending in January 2006	$12,000,000

Each Fiscal Year thereafter	$15,000,000 ”

Section 2 Representations and Warranties. Borrower and the Credit Parties who are party hereto represent and warrant that:
     (a) the execution, delivery and performance by Borrower and such Credit Parties of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower and such Credit Parties enforceable against Borrower and such Credit Parties in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);
     (b) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;
     (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of Borrower’s or Credit Parties’ certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower, the Credit Parties or any of their Subsidiaries is a party or by which Borrower, the Credit Parties or any of their Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document a copy of which has been delivered to Agent on or before the date hereof; and
     (d) no Default or Event of Default will exist or result after giving effect hereto.
Section 3 Conditions to Effectiveness. This Amendment will be effective only upon execution and delivery of this Amendment by Borrower, the Credit Parties that are listed on the signature pages hereto, the Agent and Requisite Lenders.
Section 4 Reference to and Effect Upon the Credit Agreement.
     (a) Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”,

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“hereof”, “herein” or words of similar import shall mean and refer to the Credit Agreement as amended hereby.
Section 5 Waiver and Release.
          In consideration of the foregoing, each of Borrower and each Credit Party hereby waives, releases and covenants not to sue Agent or any Lender with respect to, any and all claims it may have against Agent or any Lender, whether known or unknown, arising in tort, by contract or otherwise prior to the date hereof relating to one or more Loan Documents.
Section 6 Costs and Expenses.
          As provided in Section 11.3 of the Credit Agreement, Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.
Section 7 Governing Law.
          THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.
Section 8 Headings.
          Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
Section 9 Counterparts.
          This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.
Section 10 Confidentiality.
          The matters set forth herein are subject to Section 11.18 of the Credit Agreement, which is incorporated herein by reference.
[signature page follows]

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWER:

WILSONS LEATHER HOLDINGS INC.

By:	/s/ Stacy A. Kruse

Title:	Vice President Finance, Treasurer

LENDERS:
GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent, Lender, Term Lender
and Swing Line Lender

By:

Title:

LASALLE RETAIL FINANCE, a division of
LaSalle Business Credit, as agent for Standard
Federal Bank National Association, as Lender

By:

Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as
Lender and Documentation Agent

By:

Title:

WELLS FARGO RETAIL FINANCE LLC, as
Lender and Syndication Agent

By:

Title:

[Signature Page to Ninth Amendment]

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWER:

WILSONS LEATHER HOLDINGS INC.

By:

Title:

LENDERS:
GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent, Lender, Term Lender
and Swing Line Lender

By:	/s/ Kristina M. Miller

Title:	Duly Authorized Signatory

LASALLE RETAIL FINANCE, a division of
LaSalle Business Credit, as agent for Standard
Federal Bank National Association, as Lender

By:

Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as
Lender and Documentation Agent

By:

Title:

WELLS FARGO RETAIL FINANCE LLC, as
Lender and Syndication Agent

By:

Title:

[Signature Page to Ninth Amendment]

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWER:

WILSONS LEATHER HOLDINGS INC.

By:

Title:

LENDERS:
GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent, Lender, Term Lender
and Swing Line Lender

By:

Title:

LASALLE RETAIL FINANCE, a division of
LaSalle Business Credit, as agent for Standard
Federal Bank National Association, as Lender

By:	/s/ Daniel O’Rourke

Title:	First Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as
Lender and Documentation Agent

By:

Title:

WELLS FARGO RETAIL FINANCE LLC, as
Lender and Syndication Agent

By:

Title:

[Signature Page to Ninth Amendment]

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWER:

WILSONS LEATHER HOLDINGS INC.

By:

Title:

LENDERS:
GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent, Lender, Term Lender
and Swing Line Lender

By:

Title:

LASALLE RETAIL FINANCE, a division of
LaSalle Business Credit, as agent for Standard
Federal Bank National Association, as Lender

By:

Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as
Lender and Documentation Agent

By:	/s/ Steven Schuit

Title:	Vice President

WELLS FARGO RETAIL FINANCE LLC, as
Lender and Syndication Agent

By:

Title:

[Signature Page to Ninth Amendment]

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

BORROWER:

WILSONS LEATHER HOLDINGS INC.

By:

Title:

LENDERS:
GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent, Lender, Term Lender
and Swing Line Lender

By:

Title:

LASALLE RETAIL FINANCE, a division of
LaSalle Business Credit, as agent for Standard
Federal Bank National Association, as Lender

By:

Title:

THE CIT GROUP/BUSINESS CREDIT, INC., as
Lender and Documentation Agent

By:

Title:

WELLS FARGO RETAIL FINANCE LLC, as
Lender and Syndication Agent

By:	/s/ Cory Loftus

Title:	AVP, Account Executive
[Signature Page to Ninth Amendment]

     The undersigned are executing this Amendment in their capacity as Credit Parties:

Wilsons The Leather Experts Inc.

By: Title:	/s/ Stacy A. Kruse Vice President Finance, Treasurer

Wilsons Center, Inc.

By: Title:	/s/ Stacy A. Kruse Vice President Finance, Treasurer

Rosedale Wilsons, Inc.

By: Title:	/s/ Stacy A. Kruse Vice President Finance, Treasurer

River Hills Wilsons, Inc.

By: Title:	/s/ Stacy A. Kruse Vice President Finance, Treasurer

Bermans The Leather Experts Inc.

By: Title:	/s/ Stacy A. Kruse Vice President Finance, Treasurer
[Signature Page to Ninth Amendment]